UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1999

                        THE NATIONAL SECURITY GROUP, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18649

                       Delaware                     63-1020300
                (State or other jurisdiction of   (I.R.S. Employer
               incorporation or organization)      Identification No.)

                 661 East Davis Street, Elba, Alabama       36323
             (Address of principal executive offices)     (Zip code)

                                 (334) 897-2273
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

See the following press release, dated December 3, 1999.

FOR IMMEDIATE RELEASE

Contact: M.L. Murdock
The National Security Group, Inc.
(334) 897-2273 Ext. 238

Elba, Alabama (December 3, 1999)....The  National Security Group, Inc. announced today that President & Chief Executive Officer, Jack R. Brunson will be retiring effective December 31, 1999. He will continue with the Company in a consulting capacity.

The Company also announced that William L. Brunson Jr., President of the Company's life insurance subsidiary, was elected President and Chief Executive Officer, effective January 1, 2000.

The National Security Group Inc. is a holding company which, through its insurance subsidiaries, sells a complete line of life, fire and casualty insurance. NASDAQ symbol: NSEC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The National Security Group, Inc.

December 3, 1999   By: /S/ M.L. Murdock
                          -----------------------
                           Chief Financial Officer